EXHIBIT 99.2

PowerPoint slide presentation dated February 8, 2012.



THEJONESGROUP

2011 Fourth Quarter Earnings

February 8, 2012

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q4 Performance – Consolidated

($ in millions, except per share)	Q4-2011	Q4-2010
Total Revenue	$894	$874
Gross Profit	$320	$269
Gross Margin	35.7%	30.9%
SG&A	$304	$257
Operating Income	$16	$12
Net Income	$8	$3
Adjusted EPS	$0.10	$0.04

- Revenue increased 2% from prior year, driven by acquired Kurt Geiger business
- Gross margins have increased 480 bps from the prior year to 35.7%. Improvement related to impact of the Kurt Geiger acquisition (240 bps) and improvements in the core businesses (240 bps)
- SG&A was well controlled and increased as planned due to the acquisition of the Kurt Geiger business
- Adjusted EPS in 2011 includes $0.07 income tax benefit

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $239 million
  - Reflects tight working capital management
- Inventory at quarter end: $491 million, up 5% from prior year (down 8% when excluding the acquired Kurt Geiger business)
  - Driven by cautious inventory planning
- Nothing drawn on credit facility at quarter end
  - Availability of $503 million
- Quarterly dividend: $0.05 per share
- 2011 capital expenditures: ~ $98 million
- 2011 share repurchases: ~ $78 million, or ~ 7.2 million shares

Enhancing Profitability

Action	Status
Revitalize Core Brands	*Ongoing*
•Jones New York, Nine West and Anne Klein •Best talent in industry to become fashion leader •Implement strong brand management •Modernize design while retaining connection with heritage	
Invest in Emerging Brands	*Ongoing*
•Stuart Weitzman, B Brian Atwood, Kurt Geiger, Rachel Roy, Robert Rodriguez •Grow upscale channel	
Expand International Footprint	*Ongoing*
•Penetration now approximately 21%	
Improve Direct-to-Consumer Performance	*Ongoing*
•Enhance assortment, penetration and customer experience •Rapidly close unprofitable stores	
Operational Excellence	✓
•Optimize cost structure, inventory management, expense control •Superior manufacturing and sourcing	


NINE WEST


STUART WEITZMAN


KURT GEIGER



Brand-Centric Evolution

- Refocusing the Company from category to brand management
- Driving branded point-of-view more clearly and distinctly through design, creativity and merchandising
  - Harmonizing design across categories
  - Retaining core heritage and equities
- Creating Powerful New Resources
  - Chief Creative Officer
    - Single editor to lead creative departments across Company portfolio
    - Drives design-centric creative across brands
  - Fashion Office
    - Captures and interprets trends to Company brands
- Attracting and retaining the best talent in the industry to drive transformation
  - Stefani Greenfield as Chief Creative Officer for The Jones Group
  - Wendy Clurman as Vice President, Fashion Director
  - Danielle deMarne as Vice President, Fashion Director, Contemporary & Emerging Brands
  - Jeffrey Thorpe as Vice President and Creative Director for Jones New York
  - Sally Ross as Executive Vice President of Merchandising for Nine West Direct

Segment Performance

($ in millions)	Q4 - 2011	Q4 - 2010	Full Year - 2011	Full Year - 2010
Revenue -				
Domestic Wholesale Sportswear	$177	$200	$892	$965
Domestic Wholesale Jeanswear	$162	$179	$776	$820
Domestic Wholesale Footwear & Accessories	$175	$199	$848	$842
Domestic Retail	$179	$192	$631	$651
International Wholesale	$74	$73	$330	$270
International Retail	$112	$15	$260	$47
Segment Profit -				
Domestic Wholesale Sportswear	($5)	($8)	$68	$89
Domestic Wholesale Jeanswear	$2	$3	$54	$81
Domestic Wholesale Footwear & Accessories	($2)	$2	$57	$70
Domestic Retail	($1)	($1)	($34)	($34)
International Wholesale	$6	$5	$38	$29
International Retail	$6	$2	$11	$7
Segment Margin -				
Domestic Wholesale Sportswear	-2.5%	-4.1%	7.6%	9.2%
Domestic Wholesale Jeanswear	1.0%	1.5%	6.9%	9.9%
Domestic Wholesale Footwear & Accessories	-1.1%	0.9%	6.8%	8.4%
Domestic Retail	-0.6%	-0.4%	-5.4%	-5.2%
International Wholesale	7.5%	7.5%	11.6%	10.8%
International Retail	5.3%	13.9%	4.0%	14.3%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2012 Guidance

($ in millions)	**Revenue**
Domestic Wholesale Sportswear	$800 - $840
Domestic Wholesale Jeanswear	$730 - $780
Domestic Wholesale Footwear and Accessories	$870 - $900
Domestic Retail	$635 – $660
International Wholesale	$330 - $350
International Retail	$390 - $420
Licensing, Other and Eliminations	$45 – $50
Total Company	$3,800 - $4,000
Interest Expense	~ $55 Million
Equity in Income of Unconsolidated Affiliate	~ $ 2 Million
Effective Tax Rate	~ 37%
Depreciation and Amortization	~$100 -$105 Million
% of Net Earnings Applicable to Common Equity	~97.0 %
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 81 Million
Capital Expenditures	~ $80 - $90 Million

Full Year Brand Contribution

2011 Actual



Jones New York 19%
Nine West 22%
Anne Klein 7%
GV 6%
Other 21%
Stuart Weitzman 6%
Easy Spirit 6%
KG 2%
l.e.i. 4%
Kasper 3%
Bandolino 4%

2012 Projection



Jones New York 18%
Nine West 22%
Anne Klein 7%
Stuart Weitzman 7%
Other 23%
GV 6%
Easy Spirit 5%
KG 3%
Kasper 3%
l.e.i. 3%
Bandolino 3%

THEJONESGROUP

Full Year Distribution Channels


2011 Actual
Upscale Department Stores 11%
Department Stores 42%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2012 Projection
Upscale Department Stores 13%
Department Stores 40%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%

Q4 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q4 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 177	$ -		$ 177
Domestic Wholesale Jeanswear	162	-		162
Domestic Wholesale Footwear & Accessories	175	-		175
Domestic Retail	179	-		179
International Wholesale	74	-		74
International Retail	112	-		112
Licensing, Other and Eliminations	15	-		15
Total Company	$ 894	$ -		$ 894
Q4 2011 Gross Profit	$ 320	$ -		$ 320
Q4 2011 SG&A	$ 346	$ (42)	(a-f)	$ 304
Q4 2011 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ (7)	$ 2	(c,d,f)	$ (5)
Domestic Wholesale Jeanswear	1	1	(d-f)	2
Domestic Wholesale Footwear & Accessories	(3)	1	(d-f)	(2)
Domestic Retail	(3)	2	(b,d,f)	(1)
International Wholesale	5	1	(c)	6
International Retail	4	2	(c)	6
Licensing, Other and Eliminations	(23)	33	(a,c,f)	10
Total Segment Income (Loss)	$ (26)	$ 42		$ 16
Interest expense	$ 15	$ (1)	(g)	$ 14
Net (loss) income allocated to common equity	(20)	28		8
Net (loss) income allocated to participating shares	(1)	1		-
Total allocated net (loss) income	$ (21)	$ 29		$ 8

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger, and adjustments of the contingent consideration payable related to the Robert Rodriguez acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(f) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, consulting, legal, and accounting fees related to business development activities and certain other charges not considered by management to be part of ongoing operations.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q4 2010 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q4 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 200	$ -		$ 200
Domestic Wholesale Jeanswear	179	-		179
Domestic Wholesale Footwear & Accessories	199	-		199
Domestic Retail	192	-		192
International Wholesale	73	-		73
International Retail	15	-		15
Licensing, Other and Eliminations	15	-		15
Total Company	$ 873	$ -		$ 873
Q4 2010 Gross Profit	$ 269	$ -		$ 269
Q4 2010 SG&A	$ 316	$ (59)	(a-h)	$ 257
Q4 2010 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ (10)	$ 2	(c,d,h)	$ (8)
Domestic Wholesale Jeanswear	2	1	(d,f,h)	3
Domestic Wholesale Footwear & Accessories	(3)	5	(c-f,h)	2
Domestic Retail	(5)	4	(b,e,h)	(1)
International Wholesale	5	-		5
International Retail	2	-		2
Licensing, Other and Eliminations	(38)	47	(a,c,e,g,h)	9
Total Segment (Loss) Income	$ (47)	$ 59		$ 12
Interest expense	$ 18	$ (9)	(i)	$ 9
Net (loss) income allocated to common equity	(38)	41		3
Net (loss) income allocated to participating shares	(2)	2		-
Total allocated net (loss) income	$ (40)	$ 43		$ 3

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisitions, the adjustments of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents severance and restricted stock amortization related to executive management changes in the Company's domestic wholesale footwear & accessories and domestic retail segments.

(f) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(g) Represents contributions made to the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins Medicine and for the establishment of an educational assistance fund for the children of Company associates as announced in December 2010.

(h) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, consulting, legal, and accounting fees related to business development activities and certain other charges not considered by management to be part of ongoing operations.

(i) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

2011 Full Year Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 892	$ -		$ 892
Domestic Wholesale Jeanswear	774	2	(f)	776
Domestic Wholesale Footwear & Accessories	848	-		848
Domestic Retail	631	-		631
International Wholesale	330	-		330
International Retail	260	-		260
Licensing, Other and Eliminations	50	-		50
Total Company	$ 3,785	$ 2		$ 3,787
YTD 2011 Gross Profit	$ 1,345	$ 2	(f)	$ 1,347
YTD 2011 SG&A	$ 1,205	$ (62)	(a-f)	$ 1,143
YTD 2011 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 74	$ (6)	(c,d,f)	$ 68
Domestic Wholesale Jeanswear	50	4	(d-f)	54
Domestic Wholesale Footwear & Accessories	41	16	(d-f)	57
Domestic Retail	(38)	4	(b,d,f)	(34)
International Wholesale	36	2	(c)	38
International Retail	7	4	(c)	11
Licensing, Other and Eliminations	(29)	40	(a,c,f)	11
Total Segment Income	$ 141	$ 64		$ 205
Interest expense	$ 73	$ (22)	(g)	$ 51
Net income allocated to common equity	49	56		105
Net income allocated to participating shares	2	2		4
Total allocated net income	$ 51	$ 58		$ 109

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger, the adjustments of the contingent consideration payable related to the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(f) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, consulting, legal, and accounting fees related to business development activities and certain other charges not considered by management to be part of ongoing operations.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.

2010 Full Year Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 965	$ -		$ 965
Domestic Wholesale Jeanswear	820	-		820
Domestic Wholesale Footwear & Accessories	842	-		842
Domestic Retail	651	-		651
International Wholesale	270	-		270
International Retail	47	-		47
Licensing, Other and Eliminations	48	-		48
Total Company	$ 3,643	$ -		$ 3,643
YTD 2010 Gross Profit	$ 1,256	$ -		$ 1,256
YTD 2010 SG&A	$ 1,111	$ (106)	(a-i)	$ 1,005
YTD 2010 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 81	$ 8	(c,d,i)	$ 89
Domestic Wholesale Jeanswear	72	9	(d,f,i)	81
Domestic Wholesale Footwear & Accessories	53	17	(c,d,f,h-i)	70
Domestic Retail	(46)	12	(b,h,i)	(34)
International Wholesale	26	3	(c,i)	29
International Retail	7	-		7
Licensing, Other and Eliminations	(48)	57	a,c,e,g-i	9
Total Segment Income	$ 145	$ 106		$ 251
Interest expense	$ 59	$ (15)	(j)	$ 44
Net income allocated to common equity	52	73		125
Net income allocated to participating shares	2	3		5
Total allocated net income	$ 54	$ 76		$ 130

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisitions, the adjustments of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(f) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(g) Represents contributions made to the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins Medicine and for the establishment of an educational assistance fund for the children of Company associates as announced in December 2010.

(h) Represents severance and restricted stock amortization related to executive management changes in the Company's domestic wholesale footwear & accessories and domestic retail segments.

(i) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, consulting, legal, and accounting fees related to business development activities and certain other charges not considered by management to be part of ongoing operations.

(j) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.